Kemper Target Equity Fund
Kemper Worldwide 2004 Fund

SEMIANNUAL REPORT TO SHAREHOLDERS
FOR THE PERIOD ENDED DECEMBER 31, 1995

Provides a guaranteed return of investment on the designated maturity date to investors who reinvest all dividends and hold their shares to the maturity date, and seeks to provide a total return, a combination of capital growth and income

"...We're seeing a trend toward more accommodative monetary policies and modest inflation -- the same type of environment that helped spur growth in the U.S. markets during 1995."

Table of
Contents

3
General
Economic Overview
5
Performance Update
7
Terms to Know
8
Country
Concentrations
8
Individual Holdings
9
Portfolio of
Investments
14
Financial Statements
16
Notes to
Financial Statements
20
Financial Highlights

At A Glance

--------------------------------------------------------------------------------
TOTAL RETURN*
--------------------------------------------------------------------------------
FOR THE SIX-MONTH PERIOD ENDED DECEMBER 31, 1995 (UNADJUSTED FOR ANY SALES CHARGE):


--------------------------------------------------------------------------------
KEMPER WORLDWIDE
2004 FUND                       9.22%
--------------------------------------------------------------------------------


Returns are historical and do not represent future performance. Returns and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

*Total return measures net investment income and capital gain or loss from portfolio investments, assuming reinvestment of all dividends. During the periods noted, securities prices fluctuated. For additional information, see the Prospectus and Statement of Additional Information and the Financial Highlights at the end of this report.


--------------------------------------------------------------------------------
NET ASSET VALUE
--------------------------------------------------------------------------------
                                                         AS OF     AS OF
                                                        12/31/95  6/30/95
--------------------------------------------------------------------------------
KEMPER WORLDWIDE
2004 FUND                                                $10.52    $9.96
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DIVIDEND REVIEW
--------------------------------------------------------------------------------
During the reporting period, Kemper Worldwide 2004 Fund paid the following dividend:


                                             KEMPER WORLDWIDE
                                                 2004 FUND
--------------------------------------------------------------------------------
INCOME DIVIDEND:                                   $0.35
--------------------------------------------------------------------------------

About Your Report

SHAREHOLDER REPORTS REVISED

Your fund's semiannual and annual reports are one of your best sources for tracking the progress of your investment. This report includes several changes that have been made in an effort to provide additional information to you as well as explain significant changes to the fund over the last fiscal period. In addition, the performance update includes commentary from your fund's portfolio manager or management team on what might be expected in the coming months.

        Specifically, your report now includes:

    -   Terms you need to know related to your fund

    -   A look at your fund's country concentrations

    -   Your fund's largest individual holdings

        If you have any comments about the revised format or if you have suggestions for additional changes, please write to:

        Kemper Funds
        Shareholder Communications
        120 South LaSalle Street
        Chicago, IL  60603

General Economic Overview

[TIMBERS PHOTO]

STEPHEN B. TIMBERS IS PRESIDENT, CHIEF EXECUTIVE AND CHIEF INVESTMENT OFFICER OF KEMPER FINANCIAL SERVICES, INC. (KFS). KFS AND ITS AFFILIATES MANAGE APPROXIMATELY $70 BILLION IN ASSETS, INCLUDING $43 BILLION IN RETAIL MUTUAL FUNDS. TIMBERS IS A GRADUATE OF YALE UNIVERSITY AND HOLDS AN M.B.A. FROM HARVARD UNIVERSITY.

DEAR SHAREHOLDER:

Last year -- a year in which both the equity and the fixed-income markets produced strong above-average returns -- will be a difficult year to follow. However, based on what we see a few months into the new year, we believe 1996 also will be capable of rewarding investors. Unlike last year, however, we expect there will be more volatility from markets and a wider range of winners and losers in 1996. This is the time for careful decision-making.

        What has changed? We continue to experience low interest rates, an acceptable rate of economic growth and low inflation. Although certain government reports have been late in coming due to the federal government shutdown, there's little in the economic data that suggests cause for concern.

        Yet, this year we must begin to consider the possibility of a recession within the next 24 months. We have enjoyed one of the longest economic expansions in the 20th century. By virtue of the length of the expansion alone, it is reasonable to expect an eventual slowdown or negative growth. Moreover, a recession can be triggered by a surprise not forecastable by current available data. It could take the form of political turmoil in the Middle East, instability in Russia or even a further downturn in Japan's economic health. Any type of surprise has the potential to reverse the growth we have become accustomed to.

        Having enjoyed an almost uninterrupted climb in 1995, the markets also are vulnerable to correction. A key reason that stock prices have been rising is that there have been large cash flows directed to the market. Whenever positive liquidity is the driving force in the market -- as opposed to investors' reactions to individual companies' fundamentals -- one has to be cautious.

        Moreover, corporate earnings will not continue to grow at their earlier, breakneck paces. In 1996, we expect profit growth to be in the single-digit. Despite all, at this point early in the year, we think the stock market has the potential to return close to its historical average of about 10 percent.+ Remember, of course, that in January alone the Standard & Poor's 500 Stock
Index gained 3.4 percent. Our forecast assumes added stock market volatility this year.

        Our equities forecast assumes some help from the bond market. As you know, the Federal Reserve Board has begun to ease short-term interest rates, and we expect rates to drop further. The relationship between short and long-term rates at this point in the economic cycle is an intriguing one, and one that would argue against a recession forecast. Short-term interest rates are falling. Yet, rates typically rise in an economy headed toward recession.

        As is typical after a strong year in the domestic markets, many investors will be looking overseas for superior return opportunities in 1996. This move makes good sense to us, as well. Foreign economies' expansions often follow the U.S. In fact, improvement abroad could help sustain this country's expansion as it could boost the demand for exports.

        The value of the dollar, having had a roller coaster year in 1995, should settle down. Strength in foreign markets could boost those countries' currencies, which would bring an end to the current dollar rally later this year.

        As we head toward the November presidential elections, we can expect continued discussion from both political parties about balancing the federal budget and related taxation issues. Frankly, we see the candidates as waging a war in sameness -- there's really little difference between the Republican primary platform and what President Bill Clinton has committed to about a balanced budget. Economically as well as socially, the trend in government is toward conservativism.

        With that as an economic backdrop, we encourage you to read the following detailed report of your fund, including an interview with your fund's portfoliomanagement. Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,


/S/ Stephen B. Timbers
Stephen B. Timbers
PRESIDENT, CHIEF INVESTMENT AND EXECUTIVE OFFICER
February 20, 1996
+ SOURCE: BASED UPON THE AVERAGE OF THE STANDARD & POOR'S 500 STOCK INDEX SINCE
  1928 (TOWER DATA SYSTEMS). THIS DATA IS HISTORICAL AND DOES NOT REFLECT FUTURE RESULTS. THE S&P 500 IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF THE U.S. STOCK MARKET.

General Economic Overview

ECONOMIC GUIDEPOSTS

Economic activity is a key influence on investment performance and shareholder decision-making. Periods of recession or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on mutual fund performance.

        The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year Treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.

                                 [BAR GRAPH]

                              Now (1/31/96) 6 months ago 1 year ago  2 years ago
    10-Year Treasury rate(1)        5.65        6.49         7.47      5.97
    Prime rate(2)                   8.50        8.75         9.00      6.00
    Inflation rate(3)               2.60        2.90         2.87      2.52
    The U.S. Dollar(4)             -0.57       -4.11        -5.54     -0.07
    Capital goods orders(5)*       11.63        7.10        23.00     15.48
    Industrial production(6)        0.07        3.17         5.41      4.21
    Employment growth(7)            1.18        2.03         3.15      2.49

*    Data as of December 31, 1995

1 Falling interest rates in recent years have been a big plus for financial assets.

2    The interest rate that commercial lenders charge their best borrowers.

3 Inflation reduces an investor's real return. In the last five years, inflation has been as high as 6%. The low, moderate inflation of the last few years has meant high real returns.

4 Changes in the exchange value of the dollar impact U.S. exporters and the value of U.S. firms' foreign profits.

5    These influence corporate profits and equity performance.

6    An influence on corporate profits and equity performance.

7    An influence on family income and retail sales.


SOURCE: ECONOMICS DEPARTMENT, KEMPER FINANCIAL SERVICES, INC.

Performance Update

[FERRO PHOTO]

DENNIS FERRO BECAME PORTFOLIO MANAGER OF THE FUND IN MARCH, 1994 WHEN HE JOINED KEMPER FINANCIAL SERVICES, INC. (KFS). PRIOR TO KEMPER, HE WAS PRESIDENT, MANAGING DIRECTOR AND CHIEF INVESTMENT OFFICER FOR CIGNA INTERNATIONAL. FERRO IS AN EXECUTIVE VICE-PRESIDENT OF KFS AND DIRECTOR OF INTERNATIONAL EQUITIES.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

PORTFOLIO MANAGER DENNIS FERRO DISCUSSES THE TRENDS AFFECTING THE FOREIGN STOCK MARKETS AND HOW HE'S POSITIONED KEMPER WORLDWIDE 2004 FUND FOR 1996.

Q.    HOW DID THE INTERNATIONAL MARKETS PERFORM DURING THE SECOND HALF OF 1995?

A. Quite well, actually. For the six months ended December 31, the EAFE Index (an unmanaged index that is a generally accepted benchmark for major overseas markets) was up 8.55%. Granted, that seems rather modest compared with the strong gains in the U.S. market -- the Dow Jones Industrial Average and Standard & Poor's 500 were both up approximately 13% during the same period.
But it's certainly an attractive six-month gain.

      In most European markets we're seeing a trend toward more accommodative monetary policies (declining interest rates) and modest inflation -- the same type of environment that helped spurgrowth in the U.S. markets during 1995. Japan began to show some improvement and we saw some strong performance "down under" in Australia and New Zealand.

Q. HOW DID YOU POSITION KEMPER WORLDWIDE 2004 FUND FOR THIS ENVIRONMENT IN TERMS OF MARKETS AND SPECIFIC BUSINESS SECTORS?

A. We stayed committed to the peripheral markets of Europe -- Sweden, Switzerland, the Netherlands and the U.K. -- which offered more growth than Germany and France which are considered core countries. We also took advantage of opportunities in Australia, New Zealand and the non-Japanese markets of Southeast Asia.

      In terms of sectors, we favored traditional growth stocks over cyclical companies. Our technology and telecommunications investments were particularly beneficial. Toward year-end we began to take profits in stocks that had enjoyed strong gains and appeared to be fully valued. We also reduced our exposure to telecommunications stocks when it became evident that inventories were rising and profit margins would be coming under pressure. Those assets were put into more defensive positions, including additional pharmaceuticals (Astra AB, Roche Holdings, Ciba-Geigy) and financial (Union Bank) stocks. These adjustments are reflected in the fund's top holdings (see page 8). We also broadened the health care position to include some European biotech companies, and added to selected retail companies that are attractively priced and should benefit from improving consumer confidence.

Q. EARLIER IN THE YEAR, YOU WERE MAINTAINING A LOW EXPOSURE TO JAPAN. HAS THAT CHANGED?

A. Yes, but only recently. In early 1995 we'd increased our Japanese position, and regretted it almost immediately. The Kobe earthquake created a number of short-term problems, and fallout from the collapse of the Barings Bank also shook confidence in the Far East. We decided it was

Performance Update

best to maintain a relatively low weighting until we were confident the government had formulated a plan for economic recovery. In recent months we've seen some encouraging developments and have gradually added to our Japanese positions. As of December 31, the fund had about 21% of common stocks in Japan, compared with about 15% on June 30. We've concentrated on banking stocks (Sumimoto Trust, Daiwa Securities) and companies that should benefit from increased capital spending and import/export activity.

        As the Japanese markets improve, we also expect some strengthening in other Asian markets such as Thailand and Singapore. We've modestly added to our positions in those countries as well. These markets tend to benefit from stable or declining rates in the U.S. and also from increasing intra-regional trade.

Q.    ARE YOU STILL AVOIDING THE LATIN AMERICAN MARKETS?

A. Yes. While there have been a few short-term rallies, these markets still seem to be influenced more by political movements than economic fundamentals. I think we can find more value and better growth opportunities relative to risk in Southeast Asia, Australia and New Zealand.

Q. AS OF DECEMBER 31, ZERO-COUPON BONDS ACCOUNTED FOR 64% OF THE FUND'S ASSETS. HOW DID THESE BONDS PERFORM DURING THE PERIOD?

A. Very well. Low inflation and declining interest rates to a certain extent gave those bonds a real boost. Because zero coupon bonds don't make periodic interest payments, their values are very sensitive to movements in interest rates. When rates fall, as they did during 1995, the value of zero-coupon bonds -- especially those with longer maturities -- tends to rise rapidly. This is because they offer a fixed rate of reinvestment, which becomes more attractive the farther rates fall.

Q. SINCE KEMPER WORLDWIDE 2004 FUND IS COMPRISED OF COMMON STOCKS AND ZERO-COUPON BONDS, HOW SHOULD SHAREHOLDERS EVALUATE THE FUND'S PROGRESS?

A. To evaluate their fund as a whole, shareholders will do best to look at total return -- which measures both realized and unrealized appreciation or depreciation of the fund's holdings.

        Performance of the fund's equity (stock) investments can be compared with the EAFE (Europe, Australasia, Far-East) Index. However, it's important to realize that there will always be some variance in the performance of the fund and that of the index. This is because of differences in the composition of the unmanaged index and the fund's portfolio -- in both sector and country weightings -- and, of course the fixed-income portion of the fund's portfolio.

        The bond portion of the portfolio is unmanaged; those securities will stay in the portfolio until maturity. But it's important to be aware of the influence these bonds have on the fund's total return. As I mentioned, the value of a zero-coupon bond is very sensitive to changing interest rates. So if we were to see rates climb back up, the value of these bonds would decline. But as they get closer to maturity, at which time they'll attain their face value, the influence of interest rates declines.

Q.    WHAT IS YOUR OUTLOOK FOR THE COMING MONTHS?

A. Generally positive. We believe continued low inflation and steady or declining interest rates should continue to support the foreign stock markets. We'll continue to focus on growth stocks and markets that offer attractive growth potential in exchange for reasonable risk. At the same time, the U.S. economic picture remains favorable for the bond portion of the portfolio.

Performance Update

--------------------------------------------------------------------------------
Average Annual Total Returns*
--------------------------------------------------------------------------------
For periods ended December 31, 1995 (adjusted for the maximum sales charge)


                                                  LIFE OF
                                        1-YEAR      FUND
          -----------------------------------------------------------------
          KEMPER WORLDWIDE 2004 FUND      15.61%    9.59%    (SINCE 5/3/94)
          -----------------------------------------------------------------


Past performance is not predictive of future performance. Returns and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

-----------------------------------------------------------
Growth of an assumed $10,000 investment in Kemper Worldwide
2004 Fund from 5/3/94 through 12/31/95
-----------------------------------------------------------

                                             5/3/94     12/31/94  12/31/95
- KEMPER WORLDWIDE 2004 FUND(1)              $10,000     $10,688   $14,663
- RUSSELL 1000(R) GROWTH INDEX+               10,000       9,567    11,642
- THE EAFE INDEX ++                           10,000      10,008    11,164



* Average annual total return measures net investment income and capital gain or loss from portfolio investments, assuming reinvestment of all dividends. Average annual total return reflects annualized change.
During the periods noted, securities prices fluctuated. For additional information, see the Prospectus and Statement of Additional Information and the Financial Highlights at the end of this report.

1 Performance includes reinvestment of dividends and adjustment for the maximum sales charge of 5.0%. When comparing Kemper Worldwide 2004 Fund to the Russell 1000(R) Growth Index,+ and EAFE Index++ you should note that the fund's performance reflects the maximum sales charge, while no such charges are reflected in the performance of the indices.


+ The Russell 1000(R) Growth Index is an unmanaged index comprised of common stocks of larger U.S. companies with greater than average growth orientation and represents the universe of stocks from which "earnings/growth" money managers typically select. Assumes reinvestment of dividends. Source is Lipper Analytical Services, Inc.

++ The EAFE Index (Morgan Stanley Capital International Europe, Australasia, Far East Index) is an unmanaged index generally accepted as a benchmark for major overseas markets. Source is Towers Data Systems.

Terms to Know

INDEX An unmanaged group of stocks that is considered representative of the stock or bond markets. An index does not take into account any fees or expenses related to the individual securities that it tracks. However, for performance comparisons, the index is adjusted to reflect the reinvestment of dividends of the securities in the index.

SECTOR  A specific industry group.

TOTAL RETURN A fund's total return figure measures both the net investment income generated by, and the effect of, any realized and unrealized appreciation or depreciation of the underlying investments in its portfolio for the period. Total return assumes the reinvestment of all dividends and it represents the aggregate percentage or dollar value change over the period.

ZERO-COUPON BOND A bond that makes no periodic interest payments but instead is sold at a deep discount from its face value. The buyer of such a bond receives the rate of return by the gradual appreciation of the security due to the accrual of interest. The security is redeemed at face value at maturity.

Country Concentrations

THE FUND'S COMMON STOCK GEOGRAPHIC DISTRIBUTION
COMMON STOCKS COMPRISE 35% OF THE PORTFOLIO AND THE REMAINDER (65%) OF THE PORTFOLIO IS INVESTED IN ZERO-COUPON BONDS AND MONEY MARKET INSTRUMENTS.


JAPAN                   21%
UNITED KINGDOM          19%
OTHER*                  13%
SWITZERLAND              8%
HONG KONG                7%
FRANCE                   6%
SPAIN                    6%
IRELAND                  6%
SWEDEN                   5%
AUSTRALLA                5%
GERMANY                  4%


* PLEASE SEE PAGES 9-12 FOR A COMPLETE LISTING.



Individual Holdings

YOUR FUND'S FIVE LARGEST STOCK HOLDINGS
REPRESENTING 4.72% OF THE FUND'S TOTAL NET ASSETS ON DECEMBER 31, 1995

--------------------------------------------------------------------------------
     Holdings                                                            Percent
--------------------------------------------------------------------------------
1. Roche          Researches, develops and manufactures pharmaceuticals,   1.05%
   Holding        drugs, vitamins, fine chemicals, fragrances, flavors
   AG             and diagnostic equipment; products are distributed
                  throughout Europe, the U.S., Asia and Latin America.

2. Australia      Provides full banking and financial services in          0.97%
   and New        Australia, New Zealand and 40 countries worldwide,
   Zealand        primarily in the Asia/Pacific Region.
   Banking
   Group

3. Union Bank of  Offers banking and financial services in the             0.96%
   Switzerland    domestic and international markets including foreign
                  currency and bank note dealing and money market investments.

4. Ciba-Geigy     Leading worldwide biological and chemical group;         0.87%
   Ltd.           engaged in research, development, production and sale
                  of health care products, agricultural products and industrial specialties.

5. Astra A B      Develops, manufactures and markets pharmaceuticals.      0.87%

Portfolio of Investments


KEMPER WORLDWIDE 2004 FUND

PORTFOLIO OF INVESTMENTS AT DECEMBER 31, 1995
(DOLLARS IN THOUSANDS)

---------------------------------------------------------------------------------------------------------
                                                                                    PRINCIPAL
                                                                                       AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT                U.S. Treasury, zero coupon, 2004
OBLIGATIONS--63.6%
                               (Cost: $19,695)                                       $ 37,900    $ 23,022
                               ==========================================================================
---------------------------------------------------------------------------------------------------------
                                                                                    NUMBER OF
COMMON STOCKS                                                                          SHARES       VALUE
---------------------------------------------------------------------------------------------------------
EUROPE--21.4%
FINLAND--.4%
                               Oy Nokia AB
                                TELECOMMUNICATIONS EQUIPMENT MANUFACTURER               3,900         151
                               --------------------------------------------------------------------------
FRANCE--2.0%
                               Axa Group
                                 INSURANCE COMPANY                                      4,500         304
                               Carrefour S.A.
                                 FOOD RETAILER                                            500         304
                               Technip S.A.
                                 OIL SERVICES COMPANY                                   1,900         131
                               ==========================================================================
                                                                                                      739
                               --------------------------------------------------------------------------
GERMANY--1.4%
                               Allianz A.G. Holding
                                 INSURANCE COMPANY                                        140         274
                               Mannesmann, A.G.
                                 CONSTRUCTION AND ENGINEERING COMPANY                     170          54
                               Veba, A.G.
                                 ELECTRIC UTILITY COMPANY                               4,500         191
                               ==========================================================================
                                                                                                      519
                               --------------------------------------------------------------------------
HUNGARY--.2%
                           (a) MOL Magyar Olajes Gazipari
                                 OIL AND GAS COMPANY                                    7,500          62
                               --------------------------------------------------------------------------
IRELAND--2.0%
                               Bank of Ireland
                                 BANKING                                               25,000         181
                               Greencore Group PLC
                                 FOOD PROCESSING                                       19,781         171
                               Independent Newspapers Ltd.
                                 PUBLISHER                                             47,428         296
                               Kerry Group PLC
                                 FOOD PROCESSING                                        8,370          64
                               ==========================================================================
                                                                                                      712
                               --------------------------------------------------------------------------
ITALY--1.0%
                               STET
                                 TELECOMMUNICATIONS COMPANY                            25,000          71
                           (a) Telecom Italia Mobile
                                 MOBILE TELECOMMUNICATIONS PROVIDER                   170,000         300
                               ==========================================================================
                                                                                                      371
                               --------------------------------------------------------------------------
NETHERLANDS--.8%
                               Getronics N.V.
                                 INFORMATION SYSTEMS                                    3,900         182
                               PolyGram N.V.
                                 MUSIC RECORDING COMPANY                                1,850          98
                               ==========================================================================
                                                                                                      280
                               --------------------------------------------------------------------------

Portfolio of Investments

(DOLLARS IN THOUSANDS)
---------------------------------------------------------------------------------------------------------
                                                                                      NUMBER OF
                                                                                         SHARES     VALUE
---------------------------------------------------------------------------------------------------------
SPAIN--2.0%
                               Banco Bilbao Vizcaya
                                 BANKING                                                3,948    $    142
                               Empresa Nacional de Electricidad S.A.
                                 ELECTRIC UTILITY COMPANY                               5,300         300
                               Iberdrola, S.A.
                                 ELECTRIC UTILITY COMPANY                              30,000         274
                               ==========================================================================
                                                                                                      716
                               --------------------------------------------------------------------------
SWEDEN--1.9%
                               Astra AB
                                 PHARMACEUTICAL COMPANY                                 7,900         316
                               H & M Hennes & Mauritz AB
                                 RETAILING                                              2,410         135
                               LM Ericsson Telephone Co., "B"
                                 TELECOMMUNICATIONS EQUIPMENT MANUFACTURER             11,550         227
                               ==========================================================================
                                                                                                      678
                               --------------------------------------------------------------------------
SWITZERLAND--2.9%
                               Ciba-Geigy Limited
                                 PHARMACEUTICAL COMPANY                                   360         318
                               Roche Holding AG
                                 PHARMACEUTICAL COMPANY                                    48         381
                               Union Bank of Switzerland
                                 BANKING                                                  320         347
                               ==========================================================================
                                                                                                    1,046
                               --------------------------------------------------------------------------
UNITED KINGDOM--6.8%
                               Abbey National PLC
                                 FINANCIAL SERVICES                                    30,000         296
                               British Bio-Technology Group
                                 PHARMACEUTICAL COMPANY                                10,000         280
                               Burton Group PLC
                                 RETAILER                                             100,000         209
                               Cable and Wireless PLC
                                 TELECOMMUNICATIONS COMPANY                            40,000         286
                               Dixons Group PLC
                                 ELECTRONICS RETAILER                                  28,900         200
                               Forte PLC
                                 HOTELS AND RESTAURANT OPERATOR                        22,000         113
                               Glaxo Wellcome PLC
                                 PHARMACEUTICAL COMPANY                                20,000         284
                               Medeva PLC
                                 PHARMACEUTICAL COMPANY                                36,000         150
                               National Westminster Bank PLC
                                 BANKING                                               20,000         201
                               Reed International PLC
                                 PUBLISHER                                             10,000         152
                               SmithKline Beecham PLC
                                 PHARMACEUTICAL COMPANY                                25,000         276
                               ==========================================================================
                                                                                                    2,447
                               ==========================================================================
                               TOTAL EUROPEAN COUNTRIES                                             7,721
                               --------------------------------------------------------------------------

Portfolio of Investments

(DOLLARS IN THOUSANDS)
---------------------------------------------------------------------------------------------------------
                                                                                      NUMBER OF
                                                                                         SHARES     VALUE
---------------------------------------------------------------------------------------------------------
PACIFIC REGION--11.1%
---------------------------------------------------------------------------------------------------------
HONG KONG--2.5%
                               Cheung Kong Holdings Ltd.
                                 REAL ESTATE COMPANY                                   35,000    $    213
                               CITIC Pacific Ltd.
                                 CONGLOMERATE HOLDING COMPANY                          50,000         171
                               Henderson Land Development Co., Ltd
                                 PROPERTY DEVELOPER                                    18,000         108
                               Hong Kong Telecommunications Ltd.
                                 TELECOMMUNICATIONS COMPANY                            50,000          89
                               HSBC Holdings PLC
                                 BANKING                                                8,212         124
                               New World Development Co., Ltd.
                                 INVESTMENT HOLDING AND PROPERTY INVESTMENT
                                 COMPANY                                               30,000          57
                               Peregrine Investment Holdings
                                 INVESTMENT BANKING                                    93,000         120
                               ==========================================================================
                                                                                                      882
                               --------------------------------------------------------------------------
JAPAN--7.2%
                               Bridgestone Corp.
                                 RUBBER RELATED PRODUCTS MANUFACTURER                   7,000         111
                               Daiwa Securities Co., Ltd.
                                 STOCK BROKER                                           9,000         138
                               Fuji Bank Ltd.
                                 BANKING                                                7,000         155
                               Fujisawa Pharmaceutical
                                 PHARMACEUTICAL COMPANY                                15,000         144
                               Mabuchi Motor Co., Ltd.
                                 ENGINE MANUFACTURER                                    3,000         187
                               Mitsubishi Paper Mills Ltd.
                                 PAPER MANUFACTURER                                    14,000          84
                               Mitsui & Co. Ltd
                                 STEEL PRODUCTS WHOLESALER                             16,000         141
                               Omron Corporation
                                 ELECTRONICS MANUFACTURER                               5,000         115
                               Seven Eleven Japan Co., Ltd.
                                 CONVENIENCE RETAILER                                   1,000          71
                               Sumitomo Bank Ltd.
                                 BANKING                                                7,000         149
                               Sumitomo Corp.
                                 HOLDING COMPANY                                       18,000         183
                               Sumitomo Metal Industries
                                 STEEL MANUFACTURER                                    60,000         182
                               Sumitomo Trust & Banking
                                 BANKING                                               10,000         142
                               Taisei Corporation
                                 CONSTRUCTION COMPANY                                  25,000         167
                               Teijin Ltd.
                                 SYNTHETIC FIBER MANUFACTURER                          16,000          82
                               Tokyu Department Store
                                 RETAILER                                              44,000         291
                               Toray Industries
                                 SYNTHETIC FIBER MANUFACTURER                          27,000         178
                          (a)    Ube Industries, Ltd.
                                 DIVERSIFIED COMPANY                                   25,000          95
                               ==========================================================================
                                                                                                    2,615
                               --------------------------------------------------------------------------

Portfolio of Investments

(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------------------------------------
                                                                                         NUMBER OF
                                                                                            SHARES       VALUE
--------------------------------------------------------------------------------------------------------------
SINGAPORE--1.2%
                                    DBS Bank
                                      BANKING                                                8,000    $    100
                                    Fraser & Neave Ltd.
                                      BEER AND SOFT DRINK MANUFACTURER                      11,000         140
                                    Jurong Shipyard Ltd.
                                      SHIPYARD COMPANY                                       9,000          69
                                    Keppel Corp. Limited
                                      CONGLOMERATE HOLDING COMPANY                           6,000          53
                                    Singapore Press Holdings
                                      PUBLISHER                                              5,000          88
                                    ==========================================================================
                                                                                                           450
                                    --------------------------------------------------------------------------
THAILAND--.2%
                                    Advanced Info Service Ltd.
                                      TELECOMMUNICATIONS COMPANY                             2,700          48
                                    Siam Cement Co. Ltd.
                                      CEMENT COMPANY                                           700          39
                                    ==========================================================================
                                                                                                            87
                                    ==========================================================================
                                    TOTAL PACIFIC REGION                                                 4,034
                                    --------------------------------------------------------------------------
COMMONWEALTH COUNTRIES--2.5%
AUSTRALIA--1.6%
                                    Australia and New Zealand Banking Group Limited
                                      FINANCIAL SERVICES                                    74,900         352
                                    Qantas Airways Limited
                                      AIR TRANSPORTATION COMPANY                             5,000          83
                                    TABcorp Holdings Ltd.
                                      ENTERTAINMENT AND GAMING                              59,300         168
                                    ==========================================================================
                                                                                                           603
                                    --------------------------------------------------------------------------
CANADA--.2%
                             (a)    Canadian National Railway Co.
                                      RAILWAY COMPANY                                        3,800          57
                                    --------------------------------------------------------------------------
NEW ZEALAND--.7%
                                    Lion Nathan Ltd.
                                      BEER AND SOFT DRINK MANUFACTURER                     101,800         243
                                    ==========================================================================
                                    TOTAL COMMONWEALTH COUNTRIES                                           903
                                    ==========================================================================
                                    TOTAL COMMON STOCKS--35.0%
                                    (Cost: $11,136)                                                     12,658
                                    ==========================================================================

Portfolio of Investments

-----------------------------------------------------------------------------------------------------------
                                                                                      PRINCIPAL
                                                                                         AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------
MONEY MARKET
INSTRUMENTS--1.7%
                                 Yield--5.90%
                                 Due--January 1996
                                 (Cost: $600)                                        $      600    $    600
                                 ==========================================================================
                                 TOTAL INVESTMENTS--100.3%
                                 (Cost: $31,431)                                                     36,280
                                 ==========================================================================
                                 LIABILITIES, LESS CASH AND OTHER
                                 ASSETS--(.3)%                                                         (101)
                                 ==========================================================================
                                 NET ASSETS--100%                                                  $ 36,179
                                 ==========================================================================
                                 At December 31, 1995, the Fund's portfolio of investments had the following industry diversification (in thousands):

                                                                                       VALUE          %
                                 --------------------------------------------------------------------------
                                 Financial services                                  $    3,295         9.1
                                 --------------------------------------------------------------------------
                                 Chemicals, medical equipment and pharmaceuticals         2,327         6.4
                                 --------------------------------------------------------------------------
                                 Communications                                           1,172         3.2
                                 --------------------------------------------------------------------------
                                 Food and beverages                                         922         2.6
                                 --------------------------------------------------------------------------
                                 Retailing                                                  906         2.5
                                 --------------------------------------------------------------------------
                                 Utilities                                                  765         2.1
                                 --------------------------------------------------------------------------
                                 Consumer products and services                             645         1.8
                                 --------------------------------------------------------------------------
                                 Diversified                                                643         1.8
                                 --------------------------------------------------------------------------
                                 Publishing                                                 536         1.5
                                 --------------------------------------------------------------------------
                                 Automobiles, parts, service and transportation             438         1.2
                                 --------------------------------------------------------------------------
                                 Construction and building materials                        368         1.0
                                 --------------------------------------------------------------------------
                                 Industrial products and services                           333          .9
                                 --------------------------------------------------------------------------
                                 Oil and gas                                                193          .6
                                 --------------------------------------------------------------------------
                                 Electrical and electronics                                 115          .3
                                 --------------------------------------------------------------------------
                                 TOTAL COMMON STOCKS                                     12,658        35.0
                                 --------------------------------------------------------------------------
                                 U. S. GOVERNMENT OBLIGATIONS                            23,022        63.6
                                 --------------------------------------------------------------------------
                                 CASH AND OTHER NET ASSETS                                  499         1.4
                                 --------------------------------------------------------------------------
                                 NET ASSETS                                          $   36,179       100.0
                                 ==========================================================================

-------------------------------------------------------------------------------
 NOTES TO PORTFOLIO OF INVESTMENTS
-------------------------------------------------------------------------------

(a) Non-income producing security.

(b) Based on the cost of investments of $31,431,000 for federal income tax purposes at December 31, 1995, the aggregate gross unrealized appreciation was $4,987,000, the aggregate gross unrealized depreciation was $138,000 and the net unrealized appreciation on investments was $4,849,000.

See accompanying Notes to Financial Statements.

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1995
(in thousands)

------------------------------------------------------------------------------
 ASSETS
------------------------------------------------------------------------------
Investments, at value
(Cost: $31,431)                                                        $36,280
Cash                                                                        71
Receivable for:
  Fund shares sold                                                          36
  Investments sold                                                         575
  Dividends and interest                                                    31
    TOTAL ASSETS                                                        36,993
==============================================================================
------------------------------------------------------------------------------
 LIABILITIES AND NET ASSETS
------------------------------------------------------------------------------
Payable for:
  Fund shares redeemed                                                       3
  Investments purchased                                                    746
  Management fee                                                            17
  Administrative services fee                                                7
  Custodian and transfer agent
  fees and related expenses                                                 32
  Other                                                                      9
    Total liabilities                                                      814
------------------------------------------------------------------------------
NET ASSETS                                                             $36,179
==============================================================================
 ANALYSIS OF NET ASSETS
------------------------------------------------------------------------------
Paid-in capital                                                        $31,869
Accumulated net realized loss on investments
and foreign currency transactions                                         (426)
Net unrealized appreciation on investments and
assets and liabilities in foreign currencies                             4,856
Undistributed net investment income                                       (120)
------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                            $36,179
==============================================================================
 THE PRICING OF SHARES
------------------------------------------------------------------------------
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
($36,179 / 3,440 shares outstanding)                                    $10.52
------------------------------------------------------------------------------
MAXIMUM OFFERING PRICE PER SHARE
(net asset value, plus 5.26% of
net asset value or 5.00% of offering price)                             $11.07
==============================================================================

See accompanying Notes to Financial Statements.

Financial Statements

STATEMENT OF OPERATIONS
Six months ended December 31, 1995
(in thousands)

-------------------------------------------------------------------------------------------------------
 NET INVESTMENT INCOME
-------------------------------------------------------------------------------------------------------
  Interest                                                                                       $  685
  Dividends                                                                                         106
  Less foreign taxes withheld                                                                         9
    Total investment income                                                                         782
Expenses:
  Management fee                                                                                    100
  Administrative services fee                                                                        41
  Custodian and transfer agent fees and related expenses                                             54
  Professional fees                                                                                   7
  Reports to shareholders                                                                            19
  Trustees' fees and other                                                                           15
    Total expenses                                                                                  236
-------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                               546
=======================================================================================================
 NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS

  Net realized gain on sales of investments and foreign currency transactions                       464
  Change in net unrealized appreciation on investments and assets and
  liabilities in foreign currencies                                                               1,965
Net gain on investments                                                                           2,429
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                             $2,975
=======================================================================================================

STATEMENT OF CHANGES IN NET ASSETS

(in thousands)

                                                                 SIX MONTHS
                                                                    ENDED                    YEAR ENDED
                                                              DECEMBER 31, 1995             JUNE 30, 1995
---------------------------------------------------------------------------------------------------------
 OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
---------------------------------------------------------------------------------------------------------
  Net investment income                                                  $  546                       809
  Net realized gain (loss)                                                  464                     (916)
  Change in net unrealized appreciation                                   1,965                     2,964
Net increase in net assets resulting from operations                      2,975                     2,857
Distribution from net investment income                                  (1,157)                    (301)
Net increase from capital share transactions                              3,662                    22,243
TOTAL INCREASE IN NET ASSETS                                              5,480                    24,799
=========================================================================================================
---------------------------------------------------------------------------------------------------------
 NET ASSETS
=========================================================================================================
Beginning of period                                                      30,699                     5,900
---------------------------------------------------------------------------------------------------------
END OF PERIOD (including undistributed net investment
  income of $491 at June 30, 1995)                                      $36,179                    30,699
=========================================================================================================

Notes to Financial Statements

--------------------------------------------------------------------------------
1    DESCRIPTION OF THE FUND Kemper Worldwide 2004 Fund (the Fund) is a series of Kemper Target Equity Fund (the Trust), an open-end, management investment company, organized as a business trust under the laws of Massachusetts. The objectives of the Fund are to provide a guaranteed return of investment on the Maturity Date (November 15, 2004) to investors who reinvest all dividends and hold their shares to the Maturity Date, and to provide total return, a combination of capital growth and income. The Fund pursues its objectives by investing a portion of its assets in zero coupon U.S. Treasury obligations and the balance of its assets primarily in an internationally diversified portfolio of foreign securities. The assurance that investors who reinvest all dividends and hold their shares until the Maturity Date will receive at least their original investment on the Maturity Date is provided by the principal amount of the zero coupon U.S. Treasury obligations in the Fund's portfolio, as well as by a guarantee from Kemper Financial Services, Inc. (KFS), the Fund's investment manager.

--------------------------------------------------------------------------------
2    SIGNIFICANT ACCOUNTING
     POLICIES INVESTMENT VALUATION. Investments are stated at value. Any portfolio securities that are primarily traded on a domestic securities exchange are valued at the last sale price on that exchange or, if there is no recent last sale price available, at the last current bid quotation. Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges where primarily traded. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security by the Board of Trustees or its delegates. All other securities not so traded are valued at the last current bid quotation if market quotations are available. Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Equity options are valued at the last sale price unless the bid price is higher or the asked price is lower, in which event such bid or asked price is used. Exchange traded fixed income options are valued at the last sale price unless there is no sale price, in which event prices provided by market makers are used. Over-the-counter traded fixed income options are valued based upon current prices provided by market makers. Financial futures and options thereon are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Forward foreign currency contracts and foreign currencies are valued at the forward and current exchange rates, respectively, prevailing on the day of valuation. Other securities and assets are valued at fair value as determined in good faith by the Board of Trustees.

                             CURRENCY TRANSLATION. The books and records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the mean between the bid and offered quotations of such currencies against U.S. dollars as last

Notes to Financial Statements

                             quoted by a recognized dealer. If such quotations are not readily available, the rate of exchange is determined in good faith by the Board of Trustees. Income and expenses and purchases and sales of investments are translated into U.S. dollars at the rate of exchange prevailing on the respective dates of such transactions. The Fund includes that portion of the results of operations resulting from changes in foreign exchange rates with the net realized and unrealized gain (loss) on investments, as appropriate.

                             INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund. Interest income is recorded on the accrual basis and includes amortization of money market instrument premium and discount; it also includes original issue and market discount amortization on long-term fixed income securities. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             EXPENSES. Expenses arising in connection with a series of the Trust are allocated to that series. Other Trust expenses are allocated among the series in proportion to their relative net assets.

                             FUND SHARE VALUATION. Fund shares are sold to the public during a limited offering period, which may be extended or shortened at the option of the Fund. Fund shares are redeemed on a continuous basis and are sold and redeemed at net asset value (plus a commission on most sales). On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the earlier of 3:00 p.m. Chicago time or the close of the Exchange by dividing the total value of the Funds investments and other assets, less liabilities, by the number of shares outstanding.

                             FEDERAL INCOME TAXES. The Fund has complied with the special provisions of the Internal Revenue Code available to investment companies for the six months ended December 31, 1995. The accumulated net realized loss on sales of investments for federal income tax purposes at December 31, 1995, amounting to approximately $519,000, is available to offset future taxable gains. If not applied, the loss carryover expires during the period 2003 through 2004.

                             DIVIDENDS TO SHAREHOLDERS. The Trust declares and pays dividends of net investment income and net realized capital gains on an annual basis, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles.

Notes to Financial Statements

--------------------------------------------------------------------------------
3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The Trust has a management
                             agreement with KFS and the Fund pays a management fee at an annual rate of .60% of average daily net assets. The Fund incurred a management fee of $100,000 for the six months ended December 31, 1995.

                             UNDERWRITING AGREEMENT. The Trust has an underwriting agreement with Kemper Distributors, Inc. (KDI). Underwriting commissions paid in connection with the distribution of the Fund's shares are as follows:

                                                                                                  COMMISSIONS
                                                                                                 ALLOWED BY KDI
                                                                         COMMISSIONS      ----------------------------
                                                                       RETAINED BY KDI    TO ALL FIRMS   TO AFFILIATES
                                                                       ----------------   ------------   -------------
                                    Six months ended December 31, 1995     $ 22,000          197,000         21,000

                             ADMINISTRATIVE SERVICES AGREEMENT. The Trust has an administrative services agreement with KDI. For providing information and administrative services to shareholders, the Fund pays KDI a fee at an annual rate of up to .25% of average daily net assets. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of Fund accounts the firms service. Administrative services fees (ASF) paid are as follows:

                                                                                                ASF PAID BY KDI
                                                                         ASF PAID BY      ----------------------------
                                                                       THE FUND TO KDI    TO ALL FIRMS   TO AFFILIATES
                                                                      -----------------   ------------   -------------
                                    Six months ended December 31,
                                      1995                                 $41,000           41,000          4,000

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Trust's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent. For the six months ended December 31, 1995, the transfer agent remitted shareholder services fees to KSvC of $18,000 with respect to the Fund.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Trust are also officers or directors of KFS. During the six months ended December 31, 1995, the Trust made no payments to its officers and the Fund incurred trustees' fees of $10,000 to independent trustees.

--------------------------------------------------------------------------------
4    INVESTMENT TRANSACTIONS For the six months ended December 31, 1995, investment transactions (excluding short-term instruments) are as follows (in thousands):

                             Purchases                                   $11,921

                             Proceeds from sales                           8,707

Notes to Financial Statements

--------------------------------------------------------------------------------
5    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the Fund (in thousands):

                                                                  SIX MONTHS ENDED                  YEAR ENDED
                                                                  DECEMBER 31, 1995               JUNE 30, 1995
                                                                 -------------------           --------------------
                                                                 SHARES       AMOUNT           SHARES       AMOUNT
                                      -----------------------------------------------------------------------------
                                      Shares sold                  566        $5,809           2,657        $24,385
                                      -----------------------------------------------------------------------------
                                      Shares issued in
                                      reinvestment of dividends    108         1,109              32            290
                                      -----------------------------------------------------------------------------
                                                                   674         6,918           2,689         24,675
                                      -----------------------------------------------------------------------------
                                      Less shares redeemed         316         3,256             261          2,432
                                      -----------------------------------------------------------------------------
                                      NET INCREASE FROM
                                      CAPITAL SHARE
                                      TRANSACTIONS                 358        $3,662           2,428        $22,243
                                      -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
6    FORWARD FOREIGN
     CURRENCY CONTRACTS      In order to protect itself against a decline in the
                             value of particular foreign currencies against the U.S. Dollar, the Fund has entered into forward contracts to deliver foreign currency in exchange for U.S. Dollars as described below. The Fund bears the market risk that arises from changes in foreign exchange rates, and accordingly, the net unrealized gain on these contracts is reflected in the accompanying financial statements. The Fund also bears the credit risk if the counterparty fails to perform under the contract. At December 31, 1995, the Fund has the following forward foreign currency contracts outstanding with settlement dates in March, 1996 (in thousands):

                                                                                 UNREALIZED
                                          FOREIGN CURRENCY          CONTRACT     GAIN (LOSS)
                                          TO BE DELIVERED            AMOUNT      AT 12/31/95
                                    --------------------------------------------------------
                                        446 British Pounds           $  680         $ (11)
                                    --------------------------------------------------------
                                      1,552 French Francs               311            (6)
                                    --------------------------------------------------------
                                        202 German Marks                140            (2)
                                    --------------------------------------------------------
                                    159,112 Japanese Yen              1,589            33
                                    --------------------------------------------------------
                                        386 Swiss Francs                330            (7)
                                    --------------------------------------------------------
                                            Net unrealized gain                     $   7
                                    --------------------------------------------------------

Financial Highlights

                                                        SIX MONTHS ENDED       YEAR ENDED       MAY 3, 1994 TO
                                                        DECEMBER 31, 1995     JUNE 30, 1995     JUNE 30, 1994
--------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                              $  9.96              9.02               9.00
--------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                               .15               .27                .02
--------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain                                    .76               .79                 --
--------------------------------------------------------------------------------------------------------------
Total from investment operations                                      .91              1.06                .02
--------------------------------------------------------------------------------------------------------------
Less distribution from net investment income                          .35               .12                 --
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $ 10.52              9.96               9.02
--------------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                                        9.22%            11.91                .22
--------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
--------------------------------------------------------------------------------------------------------------
Expenses                                                             1.40%             1.29               1.32
--------------------------------------------------------------------------------------------------------------
Net investment income                                                3.24%             3.77               2.59
==============================================================================================================
 SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------
Net assets at end of period (in thousands)                        $36,179            30,699              5,900
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                                   52%               75                 --
--------------------------------------------------------------------------------------------------------------

NOTE: Total return does not reflect the effect of any sales charges.

Special Shareholder Meeting

SPECIAL SHAREHOLDER MEETING

On September 19, 1995, the results of the proxy solicitation were announced at a special shareholder meeting. Kemper Target Equity Fund shareholders were asked to vote on three separate issues: election of eight Trustees to the Board of Trustees, ratification of Ernst & Young LLP as independent auditors and approval of a new investment management agreement with Kemper Financial Services, Inc. or its successor on the same terms as the current agreement. All seven series of Kemper Target Equity Fund voted together on items one and two which is why the number of votes is higher for these items. We are pleased to report that all nominees were elected and all other items were approved. Following are the results for each issue:

1) Election of Trustees

                               For       Withheld
    James E. Akins          37,666,268   2,382,927
    Arthur R. Gottschalk    37,676,278   2,374,917
    Frederick T. Kelsey     37,662,263   2,386,932
    David B. Mathis         37,770,396   2,278,799
    Fred B. Renwick         37,690,297   2,358,898
    Stephen B. Timbers      37,718,332   2,330,863
    John B. Tingleff        37,762,386   2,286,809
    John G. Weithers        38,014,696   2,034,499

2) Ratification of the selection of Ernst & Young LLP as independent auditors for the fund

       For        Against      Abstain
   37,794,664     521,615     1,732,910

3) Approval of new investment management agreement

       For        Against      Abstain
   1,611,806      29,360      69,352

                                     NOTES

                                     NOTES

Trustees and Officers

TRUSTEES

OFFICERS

STEPHEN B. TIMBERS
President and Trustee
JAMES E. AKINS
Trustee
ARTHUR R. GOTTSCHALK
Trustee

FREDERICK T. KELSEY
Trustee

FRED B. RENWICK
Trustee

JOHN B. TINGLEFF
Trustee

JOHN G. WEITHERS
Trustee

TRACY M. CHESTER
Vice President

DENNIS H. FERRO
Vice President

JOHN E. NEAL
Vice President

JOHN E. PETERS
Vice President

STEVEN H. REYNOLDS
Vice President

PHILIP J. COLLORA
Vice President and
Secretary

CHARLES F. CUSTER
Vice President and
Assistant Secretary

JEROME L. DUFFY
Treasurer

ELIZABETH C. WERTH
Assistant Secretary

--------------------------------------------------------------------------------
LEGAL COUNSEL
                           VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                           222 North LaSalle Street
                           Chicago, IL 60601

--------------------------------------------------------------------------------
SHAREHOLDER SERVICE AGENT
                           KEMPER SERVICE COMPANY
                           P.O. Box 419557
                           Kansas City, MO 64141

--------------------------------------------------------------------------------
CUSTODIAN AND TRANSFER AGENT
                           INVESTORS FIDUCIARY TRUST COMPANY
                           127 West 10th Street
                           Kansas City, MO 64105

--------------------------------------------------------------------------------
FOREIGN CUSTODIAN
                           THE CHASE MANHATTAN BANK, N.A.
                           Chase Metro Tech Center
                           Brooklyn, NY 11245

--------------------------------------------------------------------------------
INVESTMENT MANAGER
                           KEMPER FINANCIAL SERVICES, INC.

PRINCIPAL UNDERWRITER
                           KEMPER DISTRIBUTORS, INC.
                           120 South LaSalle Street
                           Chicago, IL 60603

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